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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-6)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                  333-14625            33-0727357
           --------                  ---------            ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

         3 Ada
         Irvine, California                                    92618
         ------------------                                    -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------

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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 14, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust 2003-6, Asset-Backed Certificates, Series 2003-6 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $ 565,202,911.12 and any amounts in the Pre-funding Accounts as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated October 10, 2003, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3, Option One Owner Trust 2001-2 and Option One Owner Trust 2003-4, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated October 10, 2003, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Banc One Capital Markets, Inc. as representative of the underwriters (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 10, 2003 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-





                                 Initial Certificate Principal
            Class                   Balance or Notional Amount            Pass-Through Rate
            -----                   --------------------------            -----------------
             A-1                         $447,151,000.00                       Variable
             A-2                         $140,861,000.00                       Variable
             A-3                         $ 25,113,000.00                       Variable
             M-1                         $ 37,500,000.00                       Variable
             M-2                         $ 30,000,000.00                       Variable
             M-3                         $  7,500,000.00                       Variable

             M-4                         $  8,625,000.00                       Variable
             M-5                         $  7,500,000.00                       Variable
             M-6                         $  7,500,000.00                       Variable
              C                          $  8,249,900.00                       Variable
              P                          $        100.00                         N/A
              R                              100.00%                             N/A

         The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 10, 2003, and the Prospectus Supplement, dated October 10, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

         Exhibit No.                                   Description
         -----------                                   -----------
              4.1 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank
                                            Minnesota, National Association as
                                            Trustee, relating to the Series
                                            2003-6 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2003


                                              OPTION ONE MORTGAGE ACCEPTANCE
                                              CORPORATION


                                              By: /s/ David S. Wells
                                                  --------------------------
                                              Name:   David S. Wells
                                              Title:  Assistant Secretary







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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       October 1, 2003, by and among Option One Mortgage
                       Acceptance Corporation as Depositor, One Mortgage
                       Corporation as Master Servicer and Wells Fargo Bank
                       Minnesota, National Association as Trustee relating to
                       the Series 2003-6 Certificates.